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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - March 31, 2003
                        (Date of Earliest Event Reported)



                       UNIVERSAL AMERICAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-11321


        New York                                                11-2580136
------------------------                                     ----------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


Six International Drive, Suite 190,
        Rye Brook, New York                                    10573
-----------------------------------                         ----------
       (Address of principal                                 Zip Code
        executive offices)



       Registrant's telephone number, including area code: (914) 934-5200

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ITEM 5.    OTHER EVENTS.

           This Current Report on Form 8-K/A is filed by Universal American Financial Corp. (the "Company") for the purpose of amending Item 7(a) and (b) of the Company's Current Report on Form 8-K filed with the Securities Exchange Commission on April 2, 2003.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                     Based on a comparison of the most recent annual financial statements of the acquired business, The Pyramid Life Insurance Company ("Pyramid"), and the Company's most recent annual consolidated financial statements, the acquired Pyramid business is not a "significant subsidiary" (as defined in Section 210.1-02(w) of Regulation S-X) with respect to which financial statements are required to be filed pursuant to
      Item 7(a) of Form 8-K. Accordingly, financial statements for the acquired Pyramid business are not required to be filed and will not be filed pursuant to this Item.

(B) PRO FORMA FINANCIAL INFORMATION.

                     Based on a comparison of the most recent annual financial statements of Pyramid and the Company's most recent annual consolidated financial statements, the acquired Pyramid business is not a "significant subsidiary" (as defined in Section 210.1-02(w) of Regulation S-X) with respect to which pro forma financial information relative to the acquired business is required to be filed pursuant to Item 7(b) of Form 8-K. Accordingly, pro forma financial information for the acquired Pyramid business is not required to be filed and will not be filed pursuant to this Item.







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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               UNIVERSAL AMERICAN FINANCIAL CORP.


                               By: /s/ Richard A. Barasch
                                   --------------------------------------------
                                   Name: Richard A. Barasch
                                   Title: President and Chief Executive Officer




Date:  June 12, 2003















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